UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-09575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C.  20036
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: 1-866-884-5968

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)
                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C.  20036



Date of fiscal year end: October 31

Date of reporting period: April 30, 2005

ITEM  1.  REPORTS  TO  SHAREHOLDERS


================================================================================












                                MEEHAN FOCUS FUND

                               SEMI-ANNUAL REPORT


                                 APRIL 30, 2005












********************************************************************************

     This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

********************************************************************************



Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.            Viking Fund  Distributors,  LLC
1900  M  Street,  N.W., Suite 600                           1400 14th Avenue, SW
Washington, D.C. 20036                                           Minot, ND 58701
(866) 884-5968                                                    (800) 933-8413



================================================================================

                                                       June 29, 2005

Dear Fellow Shareholders:

     The total return for the Meehan Focus Fund ("the Fund") over the first six months of its fiscal year through April 30, 2005 was a positive 1.85%*; the Fund's NAV at April 30 was $13.80. The Fund's performance over this period trailed the Standard and Poor's 500 Total Return Index** ("S&P 500") but was better than the NASDAQ Composite Index ("NASDAQ"). Since inception, the Fund continues to outperform both the S&P 500 and the NASDAQ Composite Index by a wide margin. The Fund's results for the first six months of its 2005 fiscal year, for the year ended April 30, 2005, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes. The closing NAV as of yesterday was $14.52, a gain of 5.2% since April 30, 2005.



                 First Six Months of   One-Year         Five-Year        Annualized Return
                 2005 Fiscal Year      Return           Return           From Inception
                 November 1, 2004 -    May 1, 2004 -    May 1, 2000 -    December 10, 1999 -
                 April 30, 2005        April 30, 2005   April 30, 2005   April 30, 2005
                 --------------------  ---------------  ---------------  --------------------
MEEHAN FOCUS
FUND                     1.85%             (0.01%)           2.67%              2.77%
---------------  --------------------  ---------------  ---------------  --------------------
S&P 500 Total
Return Index***          3.28%              6.34%           (2.94%)            (2.09%)
---------------  --------------------  ---------------  ---------------  --------------------
NASDAQ***               (2.70%)             0.08%          (13.02%)           (10.96%)
---------------  --------------------  ---------------  ---------------  --------------------


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION PLEASE CALL (866) 884-5968.

     After a strong rally to close 2004, the S&P 500 declined approximately 4.5% from January through the end of April. The decline reflected continuing concerns over the trade and budget deficits, inflation and the pace of Federal Reserve interest rate increases, slowing corporate profit growth, and high oil prices.


________________________
*Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully.

**Total returns include the effect of reinvesting dividends.

***The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.
________________________

While these concerns have weighed on the market, corporate profits continue to grow at a rate faster than their long-term historical average, and the economy remains headed in the right direction, albeit slowly.

     While market volatility like that experienced in March and April can cause investor discomfort, it can also create opportunities for disciplined long-term investors like us to buy outstanding companies at reasonable prices. Our research continues to identify attractively priced stocks with strong growth potential, and over the past six months we added several holdings to the Fund. Additions include generic drug maker TEVA Pharmaceutical, pipeline owner TransCanada Pipelines, consumer goods maker Unilever, media company Viacom, and Canadian financial and insurance company Fairfax Holdings. With the exception of Viacom, these companies are foreign-based, reflecting our belief that in the current market environment many of the most attractively priced stocks are those of foreign companies.

     We also exited several positions over the past six months, including Hilton Hotels, PerkinElmer, Bristol-Myers Squibb, and exchange-traded funds for Europe and Japan. Hilton Hotels and PerkinElmer both performed very well for the Fund. We sold them when they reached what we considered their full value and redeployed the proceeds to stocks with better growth prospects. We sold our Bristol-Myers position at a loss due to concerns about looming patent expirations, an uncertain pipeline for new drugs, and ongoing government investigations. We exited our positions in the exchange traded funds for Japan and Europe because our holdings of individual foreign stocks now provide us the desired exposure to developed foreign markets.

PORTFOLIO REVIEW
----------------

     The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2005. Our Fund held 45 stocks, and 78% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented approximately 42% of the Fund's portfolio, were as follows:

                 Company                                % of Fund
                 -----------------------------------    ---------

          1.     Berkshire Hathaway, Class B               8.4
          2.     Anheuser-Busch Cos., Inc.                 4.3
          3.     Sysco Corp.                               4.2
          4.     Automatic Data Processing, Inc.           4.2
          5.     First Data Corp.                          3.8
          6.     Microsoft Corp.                           3.7
          7.     Progressive Corp.                         3.6
          8.     Catellus Development Corp.                3.4
          9.     Gannett Co., Inc.                         3.2
          10.    Weight Watchers International, Inc.       3.0
                                                          -----

                                                          41.8

     Seven of our top ten holdings show gains since we purchased them, with Anheuser-Busch, First Data, and Gannett being the exceptions. Our largest gains are in Progressive, Berkshire Hathaway, and AES, all long-term holdings of the Fund.

     Anheuser-Busch, First Data, Gannett, and Fairfax Financial Holdings showed losses over the past six months; however, all are well-managed companies occupying strong positions in their respective industries, and we believe they will perform well for the Fund in the long run. On the other hand, AES, Equifax, and Weight Watchers provided excellent returns over the past six months and continue to perform well.



BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------

                                    April 30, 2005   Percent
                     Average Cost   Market Price     Increase
                     per Share      per Share        (Decrease)
                     -------------  ---------------  ----------
Automatic Data
Processing, Inc.     $       36.75  $         43.44       18.2%
-------------------  -------------  ---------------  ----------
TEVA Pharmaceutical
Industries, Ltd.     $       28.72  $         31.24        8.8%
-------------------  -------------  ---------------  ----------
Weight Watchers
International, Inc.  $       37.42  $         41.75       11.6%
-------------------  -------------  ---------------  ----------





AUTOMATIC DATA PROCESSING, INC. (ADP)

[GRAPHIC OMITED]  [GRAPHIC OMITED]

43.35    41.93    42.65    40.69
Jun-04   Oct-04   Feb-05   Jun-05


Recent Price                    $40.69
Mkt Cap                         $23.7b

Forward P/E                      22.7
Price / Sales                     2.9
Price / Book                      4.1

Return on Equity                 17.5%
Dividend Yield                    1.5%

     Automatic Data Processing, a Fund holding since late 2002, is the nation's largest provider of back office operations for businesses. ADP has three primary business segments: employer services (64% of sales), which provides employers with payroll and human resources services; brokerage services (20% of sales), which provides brokers with transaction processing and shareholder communication services; and dealer services (10% of sales), which provides auto dealers and manufacturers with data products and transaction systems.

     ADP has a long history of revenue and earnings growth. Over the past ten years, return on equity has averaged 19%, return on invested capital has averaged 26%, and profit margins have consistently been 12% or better. In 2004, ADP generated cash flow from operations of $1.4 billion. Financially ADP is rock solid, with little long-term debt, $2 billion in cash and marketable securities, and a Triple A credit rating, a rarity for an industrial company.

     A slow economy that reduced payrolls, low interest rates, and the bursting of the internet stock bubble depressed ADP's revenue and earnings between 2002 and 2004. Management's response to the downturn was to position the company for growth when the economy and markets turned around. ADP deployed its capital to acquire competing payroll services firms and entered into additional agreements with brokerage firms; management also raised the dividend and bought back shares. In 2004 ADP expanded its employer services products to offer a complete outsourcing suite consisting of payroll, benefits, and administration. Management's efforts, combined with an improving economy, appear to be paying off: results through three quarters of ADP's 2005 fiscal year show earnings up over 12% versus 2004.

     With a solid business underneath it and a seasoned, effective management team at the controls, ADP should remain one of the Fund's core holdings.





TEVA  PHARMACEUTICAL  INDUSTRIES,  LTD.  (TEVA)

[GRAPHIC OMITED]  [GRAPHIC OMITED]

32.72    25.83    30.04    31.26
Jun-04   Oct-04   Feb-05   Jun-05


Recent Price                    $31.26
Mkt Cap                         $19.6b

Forward P/E                      20.0
Price / Sales                     4.1
Price / Book                      3.6

Return on Equity                  6.2%
Dividend Yield                    0.6%

     Headquartered in Israel, Teva is the world's largest manufacturer of generic drugs. Teva also produces and sells active pharmaceutical ingredients and proprietary branded products. Its Copaxone multiple sclerosis drug, which holds almost one-third of the MS drug market, represents approximately 20% of sales. Nearly 90% of Teva's total sales are to customers in the United States and Europe.

     We began buying shares of TEVA in late 2004 because of its dominant position in the fast-growing generic drug business. Demand for generic drugs has increased dramatically in recent years due to several trends, primarily the rapidly rising cost of health care and pressure from consumers, insurance companies, and governments to reduce these costs. Medicare reform will likely lead to a windfall for generic drug manufacturers beginning in 2006, as legislation limits the ability of drug companies to protect patents and provides for faster approval of generics. In addition, patents on approximately $14 billion of branded drugs expire by 2006, providing another tremendous opportunity for generic drug producers to gain share. Teva's ingredients business gives the company valuable insight into other manufacturers' drug developments, thus providing Teva with a competitive edge over rival generic manufacturers.

     Teva has generated sales and earnings growth of 30% and 45%, respectively, for the past five years, and return on equity has consistently been in the high teens and low twenties. The company has a healthy balance sheet, with over $1 billion in cash and short-term investments, and has used its financial strength to expand through acquisitions. Teva's robust pipeline will enable the company to benefit from the shift to more generic drugs and increased sales of both branded and generic pharmaceuticals as the Baby Boomers age. These shares should provide attractive long-term returns.





WEIGHT WATCHERS INTERNATIONAL, INC. (WTW)

[GRAPHIC OMITED]  [GRAPHIC OMITED]

35.44    35.92    43.00    53.90
Jun-04   Oct-04   Feb-05   Jun-05


Recent Price                   $53.90
Mkt Cap                         $5.5b

Forward P/E                     28.1
Price / Sales                    5.2
Price / Book                    22.3

Return on Equity                79.6%
Dividend Yield                   0.0%

     Weight Watchers is the best-known name in the weight-loss industry and has a long track record of success with its innovative programs, which stress group support, behavior modification, healthful eating, and exercise. Each week 1.5 million people attend approximately 46,000 Weight Watchers meetings around the world. 97% of U.S. women recognize the Weight Watchers brand, and 75% of members return for another enrollment cycle.

     From 1978 to 1999 Weight Watchers was a subsidiary of H.J. Heinz Company, which bought Weight Watchers primarily for use of its brand name for frozen food marketing. In 1999, Artal Luxembourg purchased the company from Heinz in a leveraged buyout and sold about 40% of the equity in an IPO in 2001. Artal has refocused Weight Watchers on its original group-based educational weight-loss model with excellent results.

     About two-thirds of the company's nearly $1 billion in revenue comes from attendance fees for the Weight Watchers meetings, and product sales provide most of the remainder. A lean cost structure yields operating profit margins of approximately 35% and returns on capital of nearly 30%. Management uses cash flow generated from operations to repay debt and buy back franchises, which are available to Weight Watchers at favorable prices due to the company's right of first refusal. Weight Watchers recently announced plans to purchase its fast-growing online affiliate, WeightWatchers.com. Management expects the addition will add 3 to 5 cents per share to earnings in 2006 and 10 to 15 cents per share in 2007.

     We began buying shares of Weight Watchers last spring and summer when its price was depressed due to the rising popularity of low-carb diets, which had led to a decrease in meeting attendance. The low-carb craze now shows signs of waning, and recent program innovations appear to be producing results. Attendance trends in Weight Watchers' North American operations, which account for approximately 50% of meeting revenues, are showing improvement. In addition, Weight Watchers was recently rated the top overall diet plan by Consumer Reports. We believe Weight Watchers attendance will continue to recover and grow. Weight Watchers is currently selling at over $52 per share, an increase of more than 24% since April 30, 2005.



CONCLUSION
----------

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV on-line at any time by typing the Fund's symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.


                                            Sincerely,




                                            Thomas P. Meehan

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEEHAN FOCUS FUND VS. THE S&P 500 Total Return Index and the NASDAQ Composite Index*

Bar Chart

[GRAPHIC OMITED]

             Meehan Focus      S&P 500                  NASDAQ
                 Fund     Total Return Index        Composite Index

12/10/99        10,000          10,000                  10,000
01/31/00         9,738           9,916                  10,963
04/30/00        10,155          10,359                  10,741
07/31/00         9,588          10,234                  10,481
10/31/01        10,397          10,252                   9,375
01/31/01        10,891           9,827                   7,715
04/30/01        10,832           9,015                   5,888
07/31/01        11,360           8,767                   5,640
10/31/01         9,918           7,699                   4,703
01/31/02        11,520           8,240                   5,381
04/30/02        11,687           7,877                   4,697
07/31/02         9,038           6,696                   3,696
10/31/02         8,283           6,536                   3,700
01/31/03         8,250           6,343                   3,675
04/30/03         8,900           6,828                   4,074
07/31/03         9,883           7,408                   4,827
10/31/03        10,721           7,895                   5,376
01/31/04        11,678           8,536                   5,749
04/30/04        11,586           8,391                   5,342
07/31/04        11,141           8,384                   5,251
10/31/04        11,367           8,639                   5,495
01/31/05        11,929           9,068                   5,738
04/30/05        11,585           8,922                   5,347



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                                       ANNUALIZED TOTAL RETURN**
                                       -------------------------

                              ONE YEAR         FIVE YEAR     SINCE INCEPTION
                           ENDING 4/30/05   ENDING 4/30/05      (12/10/99)***
                           --------------   --------------   ----------------
Meehan Focus Fund             (0.01%)            2.67%             2.77%
S&P 500 Total Return Index     6.34%            (2.94%)           (2.09%)
NASDAQ Composite Index         0.08%           (13.02%)          (10.96%)



* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

** Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

*** The Meehan Focus Fund commenced operations on December 10, 1999.

FUND EXPENSES

     As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

ACTUAL EXPENSES
     The first line of the following table ("Actual") provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.




                                                         Expenses Paid During
                    Beginning Account   Ending Account         Period*
                          Value              Value        October 31, 2004 -
                    October 31, 2004    April 30, 2005      April 30, 2005
                    ------------------  ---------------  ---------------------
Actual              $         1,000.00  $       1018.45  $                7.51
------------------  ------------------  ---------------  ---------------------
Hypothetical
(5% return before   $         1,000.00  $       1017.36  $                7.50
expenses)
------------------  ------------------  ---------------  ---------------------


* Expenses are equal to the Fund's annualized expense ratio of 1.5%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.



MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2005
                                                                                                        NUMBER       MARKET
                                                                                                       ---------  ------------
                                                                                                       OF SHARES     VALUE
                                                                                                       ---------  ------------
 COMMON STOCK -- 96.6%
 CONSUMER DISCRETIONARY
Carmax, Inc. *                                                                                            27,000  $   736,560
Gannett Co., Inc.                                                                                         11,700      900,900
Home Depot, Inc.                                                                                          12,000      424,440
Liberty Media Corporation *                                                                               70,000      702,800
Liberty Media International, Inc. *                                                                        4,216      174,838
Office Depot, Inc. *                                                                                      36,000      704,880
Six Flags, Inc. *                                                                                         50,000      195,000
Tiffany & Co.                                                                                              8,000      241,200
Viacom Inc., Class B *                                                                                     5,000      173,100
Weight Watchers International, Inc. *                                                                     20,000      835,000
 TOTAL CONSUMER DISCRETIONARY -- 18.0%                                                                              5,088,718

 CONSUMER STAPLES
Anheuser-Busch Companies                                                                                  26,000    1,218,620
General Mills, Inc.                                                                                       12,500      617,500
Sysco Corp.                                                                                               34,000    1,176,400
Unilever PLC                                                                                               9,000      345,240
 TOTAL CONSUMER STAPLES -- 11.9%                                                                                    3,357,760

 ENERGY
Devon Energy Corp.                                                                                        15,000      677,550
TransaCanada Corp.                                                                                        14,000      329,420
 TOTAL ENERGY -- 3.6%                                                                                               1,006,970

 FINANCIAL
Berkshire Hathaway, Inc., Class B *                                                                          850    2,378,309
Catellus Development Corp.                                                                                35,000      969,500
Fairfax Financial Holdings Ltd.                                                                            4,300      559,000
First Data Corp.                                                                                          28,000    1,064,840
Leucadia National Corp.                                                                                   10,500      365,190
MGIC Investment Corp.                                                                                     11,000      649,000
PHH Corp. *                                                                                                1,550       34,643
Progressive Corp.                                                                                         11,000    1,003,970
 TOTAL FINANCIAL -- 24.9%                                                                                           7,024,451

 HEALTH
Biogen Idec *                                                                                              6,000      217,440
Dentsply International, Inc.                                                                              12,000  $   655,560
Pfizer, Inc.                                                                                              10,000      271,700
Pozen, Inc. *                                                                                             20,000      140,200
Teva Pharmaceutical Industries Ltd.                                                                       16,000      499,840
 TOTAL HEALTH -- 6.3%                                                                                               1,784,740

 INDUSTRIALS
Allied Waste Industries, Inc. *                                                                           50,000      399,500
Apollo Group, Inc. *                                                                                      10,000      721,200
The Brink's Co.                                                                                           20,000      645,200
Cendant Corp.                                                                                             31,000      617,210
Cintas Corp.                                                                                              10,000      385,900
Equifax, Inc.                                                                                             20,000      673,000
General Electric Co.                                                                                       8,000      289,600
Hubbell, Inc., Class B                                                                                    18,000      782,100
Illinois Toolworks, Inc.                                                                                   8,000      670,560
MITY Enterprises, Inc. *                                                                                  12,000      179,160
 TOTAL INDUSTRIALS -- 19.0%                                                                                         5,363,430

 INFORMATION TECHNOLOGY
ESC Seagate Tech - Escrow *                                                                                3,600            0
Microsoft Corp.                                                                                           41,000    1,037,300
 TOTAL INFORMATION TECHNOLOGY -- 3.7%                                                                               1,037,300

 MATERIALS
Methanex Corp.                                                                                            17,483      291,092
 TOTAL MATERIALS -- 1.0%                                                                                              291,092

 SERVICES
Automatic Data Processing, Inc.                                                                           27,000    1,172,880
 TOTAL SERVICES -- 4.2%                                                                                             1,172,880

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2005
                                                                                                        NUMBER       MARKET
                                                                                                       ---------  ------------
                                                                                                       OF SHARES     VALUE
                                                                                                       ---------  ------------
 UTILITIES
AES Corp. *                                                                                               42,500      683,400
American Electric Power, Inc.                                                                             12,000      422,640
 TOTAL UTILITIES -- 3.9%                                                                                            1,106,040
      TOTAL COMMON STOCK (COST $22,931,473)                                                                       $27,233,380


   EXCHANGE TRADED FUNDS -- 2.5%
 iShares MSCI Emerging Markets Index                                                                       3,500  $   700,945
  TOTAL EXCHANGE TRADED FUNDS -- 2.5%                                                                                 700,945

       TOTAL EXCHANGE TRADED FUNDS (COST $620,356)                                                                $   700,945



 SHORT TERM INVESTMENTS -- .9%
First Western Bank Collective Asset Fund (Cost $255,258)                                                 255,258      255,258


      TOTAL INVESTMENTS (COST $23,807,087) -- 99.96%                                                               28,189,583
      OTHER ASSETS LESS LIABILITIES -- 0.04%                                                                          (16,732)

 NET ASSETS -- 100.00%                                                                                            $28,172,851



*  Non-income producing investments


The accompanying notes are an integral part of the financial statements.


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q; the Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov; and the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.






Sector Allocation (%of Net Assets)
For the Meehan Focus Fund

[GRAPHIC OMITED]  [GRAPHIC OMITED]

Consumer Discretionary             18%
Consumer Staples                   12%
Energy                             4%
Financial                          25%
Health                             6%
Industrials                        19%
Information Technology             4%
Materials                          1%
Services                           4%
Utilities                          4%
Other                              3%




STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------------


ASSETS:
Investments, at market (identified cost $23,807,087) (Note 1)              $28,189,583
Cash                                                                             1,750
Receivables:
   Dividends and interest                                                       15,437
   Fund share subscriptions                                                          0
   Investments sold                                                                  0
                Total assets                                                28,206,770
                                                                           ------------

LIABILITIES:
Payables:
   Due to advisor (Note 4)                                                      33,919
   Distributions payable                                                             0
   Investments purchased                                                             0
                Total liabilities                                               33,919
                                                                           ------------

NET ASSETS                                                                 $28,172,851

NET ASSETS CONSIST OF:
Common stock (100,000,000 shares of $.0001 par value
   authorized, 2,041,878 shares outstanding) (Note 2)                      $       204
Additional capital paid-in                                                  25,053,546
Accumulated net realized loss on investments                                (1,263,395)
Net unrealized appreciation on investments                                   4,382,496

Net Assets, for 2,041,878 shares outstanding                               $28,172,851

Net Asset Value, offering per share *                                      $     13.80

* Redemption price is equal to net asst value less any applicable redemption fee (Note 1).


The accompanying notes are an integral part of the financial statements.




STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2005 (UNAUDITED)
---------------------------------------------------------------------------


INVESTMENT INCOME:
Interest                                                          $       0
Dividends                                                           288,305
               Total investment income                              288,305
                                                                  ----------

EXPENSES:
Investment advisory fees (Note 4)                                   144,209
Service fees (Note 4)                                                72,105
           Total expenses                                           216,314
                                                                  ----------

Net investment income (loss)                                         71,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                             916,400
Net change in unrealized appreciation on investments               (467,069)
Net gain on investments                                             449,331
                                                                  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 521,322


The accompanying notes are an integral part of the financial statements.




STATEMENT OF
CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------


                                               PERIOD ENDED      YEAR ENDED
                                               APRIL 30, 2005    OCTOBER 31, 2004
INCREASE IN NET ASSETS                         (UNAUDITED)
                                               ----------------  ---------------------
Operations:
     Net investment income (loss)              $        71,991   $           (117,340)
     Net realized gain (loss) on investments           916,400                404,771
     Net change in unrealized appreciation
          (depreciation) on investments               (467,069)               935,713

Net increase (decrease) in net assets
          resulting from operations                    521,322              1,223,144
                                               ----------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                             (18,387)                     -

Increase in net assets from Fund share
          transactions (Note 2)                        176,460              5,557,494

Increase in net assets                                 679,395              6,780,638

NET ASSETS:
     Beginning of period                            27,493,456             20,712,818
     End of period                             $    28,172,851   $         27,493,456
                                               ----------------  ---------------------


Undistributed net investment income
          (loss) included in net assets        $             -   $                  -




FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------

Per Share Data
(For a Share Outstanding Throughout
          each Period)
                                          FOR THE           FOR THE        FOR THE        FOR THE        FOR THE
                                          PERIOD ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          APRIL 30, 2005    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                          (UNAUDITED)       2004           2003           2002           2001

NET ASSET VALUE, BEGINNING OF PERIOD      $         13.55   $      12.78   $       9.88   $      11.83   $      12.47
                                          ----------------  -------------  -------------  -------------   ------------

INVESTMENT OPERATIONS:
Net investment income (loss)                         0.04          (0.06)          0.01          (0.07)          0.02
Net realized and unrealized gain (loss)
on investments                                       0.22           0.83           2.90          (1.88)         (0.59)
     Total income (loss) from
     investment operations                           0.26           0.77           2.91          (1.95)         (0.57)
                                          ----------------  -------------  -------------  -------------  -------------


Distributions:
From net investment income                          (0.01)             -          (0.01)             -          (0.07)
     Total distributions                            (0.01)             -          (0.01)             -          (0.07)

NET ASSET VALUE, END OF PERIOD            $         13.80   $      13.55   $      12.78   $       9.88   $      11.83

TOTAL RETURN                                         1.85%          6.03%         29.43%       (16.48)%        (4.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)      $        28,173   $     27,493   $     20,713   $     13,829   $     12,813
Ratio of expenses to average net assets              1.50%          1.50%          1.50%          1.50%          1.50%
Ratio of net investment income
  to average net assets                              0.50%        (0.47)%          0.08%        (0.65)%          0.12%
Portfolio turnover rate                              8.08%         22.66%         23.20%         25.25%         50.93%



* The Meehan Focus Fund
commenced operations on December 10, 1999.



The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
-----------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2005

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund's holdings.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 30 calendar days of their purchase.

f) Foreign Securities - The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other-Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.


2.     CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended April 30, 2005 were as follows:

                                        SHARES            AMOUNT
     Sold                              108,126          $1,356,843
     Reinvestments                       1,255              18,387
     Redeemed                        (  96,068)         (1,198,770)
                                     ----------         -----------

     Net Increase              .        13,313          $  176,460
                                     ==========         ===========

     Transactions in shares of the Fund for the year ended October 31, 2004 were as follows:

                                        SHARES            AMOUNT
     Sold                              441,837          $6,017,730
     Reinvestments                         997              12,736
     Redeemed                        (  34,361)           (472,972)
                                     ----------        ------------

     Net Increase                      408,473          $5,557,494
                                     ==========        ============

3.     INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the semi-annual period ended April 30, 2005, were as follows:

          Purchases    $3,878,281

          Sales         2,321,375


     At April 30, 2005, unrealized appreciation of investments for tax purposes was as follows:

                        Appreciation       $ 5,309,740
                        Depreciation          (927,244)
                                           -----------

     Net appreciation on investments       $ 4,382,496
                                           ===========



     At April 30, 2005, the cost of investments for federal income tax purposes was $23,807,087.


4.     ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2005, the Advisor received fees of $144,209.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the period ended April 30, 2005 the advisor received fees of $72,105.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2005.

     One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

     Directors of the Fund who are not employees of the Advisor receive an annual fee of $4,000.00. Directors' fees and expenses are paid by the Fund.

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     The tax character of distributions paid during the periods ended April 30, 2005 and 2004 were as follows:

                                         2005             2004
                                         ----             ----
Distributions from ordinary income     $18,387              -
                                       =======          =======

5.     DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL - Continued

     As of April 30, 2005, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income                    $        0
Unrealized appreciation of securities             4,382,496
Capital loss carry forward                       (2,179,795)
                                                 -----------
                                                 $2,202,701
                                                 ===========

The fund has a capital loss carryforward of $2,179,795, of which $1,314,867 expires in 2010 and $864,928 expires in 2011.

DIRECTORS AND OFFICERS AS OF APRIL 30, 2005




                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX         OTHER
DIRECTORS                                                  LENGTH OF    OVERSEEN BY    DIRECTORSHIPS
NAME, AGE AND ADDRESS                       POSITION       TIME SERVED    DIRECTOR         HELD
------------------------------------------  -------------  -----------  -------------  -------------
Thomas P. Meehan (64)                       President and  Since 1999   1              None
1900 M Street, N.W.                         Director
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).





Andrew Ferrentino (65)                      Independent    Since 1999   1              None
7904 Horseshoe Lane     Director
Potomac , MD  20854

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:

Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998






Peter R. Sherman (66)                       Independent    Since 2003   1              None
5123 Tilden Street, N.W.                    Director
Washington, D.C.  20016

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to present; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.




                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX         OTHER
OFFICERS                                                     LENGTH OF     OVERSEEN      DIRECTORSHIPS
NAME, AGE AND ADDRESS                        POSITION       TIME SERVED   BY DIRECTOR       HELD
Paul P. Meehan (42)                          Vice President Since 2002    N/A            None
1900 M Street, N.W.                            & Treasurer
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:


Director, Edgemoor Capital Management, Inc., August 2002 to present; Attorney, United States Environmental Protection Agency, 1997 to 2002.



David A. Marsden (36)                        Vice President Since 2002    N/A            None
1900 M Street, N.W.                            & Secretary  Since 2003
Suite 600
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:


Director,  Edgemoor  Capital  Management, Inc., March 2002 to present; Assistant
Financial Planner, Attiliis & Associates, Ltd., April 2000 to December 2001; Pension Analyst, Plumbers and Pipefitters National Pension Fund, September 1999 to April 2000.



     Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

     Thomas P. Meehan, Paul P. Meehan and David A. Marsden qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Tom, Paul and Dave are affiliated with the Advisor.


RENEWAL OF ADVISORY AGREEMENT

     The Board last considered the renewal of the Advisory Agreement at a meeting held on November 23, 2004. In determining whether to approve the continuance of the Advisory Agreement, the Directors considered the best interests of the Fund and its shareholders. As part of the renewal process, legal counsel to the Fund and the Independent Directors sent an information request letter to the Advisor seeking certain relevant information. The Advisor's responses were provided to the Directors for their review prior to their meeting. The Directors were provided with the opportunity to request any additional materials. The Directors posed questions to management personnel of the Advisor regarding certain key aspects of the material submitted in support of the renewal.

     In approving the renewal of the Advisory Agreement of the Fund the Board reviewed and evaluated: (1) the favorable investment performance of the Fund compared to the S&P 500 and the NASDAQ Composite Index since the Fund's inception; (2) the quality of the advisory and management services to the Fund, which include, but are not limited to, providing investment advice to the Fund and complying with the Fund's investment objective and policies, review of brokerage matters, and implementing Board directives; (3) the Advisor's costs and profitability in managing the Fund, including the costs associated with personnel, systems and equipment necessary to manage the Fund and the reasonableness of the Advisor's profits in light of the quality services provided to the Fund; (4) the management fees charged to the Fund in comparison to those of funds with similar assets under management; (5) the Advisor's commitment to the success of the Fund as exemplified by monetary investments in the Fund by the Advisor's executive officers; (6) the Advisor's commitment to cap Fund expenses through the Fund's 2005 fiscal year; and (7) the fact that the Fund has not yet been able to increase assets to realize economies of scale.

     The Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders because (1) the Fund has outperformed its benchmark indexes since the Fund's inception; (2) the Advisor's costs and profits were reasonable in light of the quality of the services performed; (3) the management fee for the Fund is reasonable in comparison to other funds with comparable assets under management; (4) the Advisor is committed to the success of the Fund as exemplified by monetary investments in the Fund by the Advisor's executive officers; (5) of the Advisor's commitment to cap the Fund's expenses at 1.5% of the Fund's average net asset value for the Fund's 2005 fiscal year; and (6) the Fund has not yet achieved economies of scale.

                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus. A description of the Fund's proxy voting policies and procedures is available without charge, upon request by calling the Fund toll-free at the number above or by accessing the SEC's website at http://www.sec.gov. The Fund's proxy voting record relating to portfolio securities during the most recent twelve month period ended June 30 will be available without charge by calling (866) 844-5968 or by accessing the SEC's website at http://www.sec.gov

ITEM  2.  CODE  OF  ETHICS

Not  applicable  to  semi-annual  reports.

ITEM  3.  AUDIT  COMMITTEE  FINANCIAL  EXPERT

Not  applicable  to  semi-annual  reports

ITEM  4.  PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES

Not  applicable  to  semi-annual  reports.

ITEM  5.  AUDIT  COMMITTEE  OF  LISTED  REGISTRANTS

Not  applicable  to  the  registrant.

ITEM  6.  SCHEDULE  OF  INVESTMENTS

Included  as  part  of  report  to  shareholders  under  Item  1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not  applicable  to  the  registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not  applicable  to  registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not  applicable  to  registrant.

ITEM  10.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

Not  applicable.

ITEM  11.  CONTROLS  AND  PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the President and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of June 27, 2005.

(b) There was no change in the internal controls over the financial reporting (as defined in Rule 30a-3(d) under the Act) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

12.  EXHIBITS

(a)(1)     Not  applicable  to  semi-annual  reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)     Not  applicable  to  registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MEEHAN MUTUAL FUNDS, INC.
Date:     July 6, 2005

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:     July 6, 2005

                                             /s/Thomas P. Meehan
                                             --------------------------------
                                             Thomas P. Meehan
                                             President


Date:     July 6, 2005

                                             /s/Paul P. Meehan
                                             --------------------------------
                                             Paul P. Meehan
                                             Treasurer